EXHIBIT 1O(L)(1)

                                AMENDMENT ONE TO
                        ADMINISTRATIVE SERVICES AGREEMENT

THIS AMENDMENT TO THE ADMINISTRATIVE SERVICES AGREEMENT, made and entered into this tenth day of May, 2001, by and between JOHN HANCOCK LIFE INSURANCE COMPANY, hereinafter to referred to as "HANCOCK," a Massachusetts corporation, and LEGACY MARKETING GROUP, hereinafter to referred to as "LMG," a California corporation, with reference to the following facts:

WHEREAS, LMG and Hancock entered into the Administrative Services Agreement, hereinafter referred to as "the Agreement," on January 18, 2001, wherein LMG agreed to provide certain Hancock accounting and service functions in consideration of the fees as set forth in APPENDIX B of the Agreement;

WHEREAS, LMG and Hancock desire to include John Hancock Variable Life Insurance Company {an affiliate of Hancock} as privy and an additional party to the Agreement;

WHEREAS, LMG and Hancock desire to amend the terms of the Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained, and other good and valuable consideration, LMG and Hancock agree as follows:

1. "All references to "Hancock" in the Agreement shall be deemed to include John Hancock Variable Life Insurance Company. Furthermore, John Hancock Variable Life Insurance Company hereby expressly ratifies, acknowledges and agrees to adhere to the terms set forth in the Agreement."

2.   Add to Appendix A, Policy Forms, as follows:

     "The Product Specifications prepared for new products will include the Policy Forms for such products. Furthermore, such Product Specifications shall be incorporated by reference herein to the Agreement, upon final written authorization of Hancock and LMG."

All other provisions in the Administrative Services Agreement not specifically amended above remain in effect and unchanged.



                  {Remainder of page intentionally left blank.}

IN WITNESS WHEREOF, LMG and Hancock have hereto executed this Agreement.


LEGACY MARKETING GROUP             JOHN HANCOCK LIFE INSURANCE COMPANY

By: /s/ Don Dady                   By: /s/ Bruce M. Jones

Title: VP                          Title: VP

Date: October 2, 2001              Date _________________________________

Witness: /s/ Stephanie Molteni     Witness______________________________




                                   JOHN HANCOCK  VARIABLE LIFE INSURANCE COMPANY

                                   By: /s/ Bruce M. Jones

                                   Title: VP

                                   Date _________________________________

                                   Witness ______________________________



                                   Page 2 of 2